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                             SUBSCRIPTION AGREEMENT


PYR Energy Corporation
1675 Broadway, Suite 2450
Denver, CO 80202

Gentlemen and Ladies:

         The undersigned potential investor (the "Investor") desires to invest in PYR Energy Corporation (the "Company") on the terms and conditions described in this subscription agreement (the "Subscription Agreement"). Pursuant to the terms described in this Subscription Agreement, the Company is offering to sell shares of the Company's $.001 par value common stock (the "Common Stock") to the Investor.

1.       SUBSCRIPTION

         Subject to and in accordance with the terms and conditions of this Subscription Agreement, the Investor hereby offers to purchase an aggregate of __________ shares (the "Shares") of Common Stock for $8.00 per share, for an aggregate purchase price of $_________ (the "Purchase Price"). The Investor understands and agrees that this Subscription Agreement constitutes the binding obligation of the Investor to deliver the full Purchase Price to the Company, by bank wire, bank check, cashier's check or other method agreed to in writing by the Company, at or before the consummation of the transactions contemplated by this Subscription Agreement (the "Closing").

2.       CLOSING

         The Closing shall take place at the offices of the Company, 1675 Broadway, Suite 2450, Denver, CO 80202, on the date of this Subscription Agreement. As soon as practicable after the Closing, the Company will deliver to the Investor, or cause to be delivered to the Investor, a certificate representing the Shares against payment to the Company of the Purchase Price by wire transfer of immediately available funds to the bank account or accounts designated by the Company.

3.       CONDITIONS TO OBLIGATIONS OF THE INVESTOR

         The Investor's obligation to purchase the Shares at the Closing is subject to the fulfillment (or waiver by the Investor), at or prior to the Closing, of each of the following conditions:

         (a) The representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects at the time of the Closing, except as such representations and warranties are affected by the consummation of the transactions contemplated by this Subscription Agreement.

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         (b) The Company shall have duly performed and complied in all material respects with all agreements and conditions contained in this Subscription Agreement and required to be performed or complied with by the Company at or prior to the Closing.

         If any of the conditions specified in this Section 3 shall not have been fulfilled at or prior to the Closing, the Investor shall be relieved of all further obligations under this Subscription Agreement without thereby waiving any other rights the Investor may have by reason of such nonfulfillment.

4.       CONDITIONS TO OBLIGATIONS OF THE COMPANY

         The obligations of the Company to issue and sell the Shares to the Investor at the Closing shall be subject to the fulfillment (or waiver by the Company), at or prior to the Closing, of each of the following conditions:

         (a) The representations and warranties made by the Investor in this Subscription Agreement shall be true and correct in all material respects when made and at the time of the Closing.

         (b) The Investor shall have duly performed and complied in all material respects with all agreements and conditions contained in this Subscription Agreement and required to be performed or complied with by the Investor at or prior to the Closing, including but not limited to payment to the Company of the Purchase Price as described above.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Investor as follows:

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own or lease its properties and to carry on its business as presently conducted.

         (b) This Subscription Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Subscription Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         (c) Neither the execution and delivery of this Subscription Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate, conflict with or result in a breach of or constitute a default under any provision of the Certificate Of Incorporation or Bylaws of the Company, (ii) violate, conflict with or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which the Company is subject, or (iii) violate, conflict with or result in a breach of any applicable rule or regulation of any federal, state, local or other governmental authority.

         (d) The Shares to be issued to the Investor pursuant to this Subscription Agreement are duly authorized and, when issued and paid for in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and nonassessable.


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7.       REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

         The Investor hereby represents and warrants to, and agrees with, the Company as follows:

         (a) The Investor is a [corporation, limited liability company, trust, limited partnership or other entity] duly organized, validly existing and in good standing under the laws of the State of __________ and has the full right, power and authority to execute and deliver this Subscription Agreement, to subscribe for and purchase the Shares hereunder and to otherwise carry out and consummate all transactions contemplated by this Subscription Agreement. This Subscription Agreement and the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Investor. The Subscription Agreement constitutes the legal, valid and binding obligation of the Investor.

         (b) Neither the execution and delivery of this Subscription Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate, conflict with or result in a breach of or constitute a default under any provision of the Certificate of Incorporation or Bylaws, or similarly governing documents, of the Investor, (ii) violate, conflict with or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which the Investor is subject or (iii) violate, conflict with or result in a breach of any applicable rule or regulation of any federal, state, local or other governmental authority.

         (c) The Investor has made, either alone or together with its advisors, if any, such independent investigation of the Company, its management and related matters as the Investor deemed to be, or such advisors, if any, have advised to be, necessary or advisable in connection with an investment in the Shares. The Investor and its advisors, if any, have received all information and data that the Investor and such advisors, if any, believe to be necessary in order to reach an informed decision as to the advisability of an investment in the Shares, including but not limited to the Company's Prospectus dated January 5, 2001 and the Company's Prospectus Supplement dated March 8, 2001 and all documents incorporated by reference therein.

         (d) The Investor is not acting as an underwriter, placement agent, broker or dealer in connection with the acquisition of the Shares and the Investor is purchasing the Shares for Investor's own account and not with a view to distribution.

8.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         All representations and warranties contained in this Subscription Agreement or made in writing by the Investor or by the Company in connection with the transactions contemplated by this Subscription Agreement shall survive the Closing and shall remain in full force and effect thereafter. All covenants and agreements contained in this Subscription Agreement shall survive the Closing indefinitely until, by their respective terms, they are no longer operative.

9.       NOTICES

         All notices, requests, demands, directions and other communications (collectively, "Notices") concerning this Subscription Agreement shall be in writing and shall be mailed or delivered personally or sent by telecopier or facsimile to the applicable party at the address of such party set forth below in this Section 9. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective


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on the fifth business day after it has been deposited in the mail. When delivered personally, each such Notice shall be effective when delivered to the address for the respective party set forth in this Section. When sent by telecopier or facsimile, each such Notice shall be effective on the day on which it is sent provided that it is sent on a business day and further provided that it is sent prior to 5:00 p.m., local time of the party to whom the Notice is being sent, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is sent. Each such Notice shall be addressed to the party to be notified as shown below:

         The Company:               PYR Energy Corporation
                                    Attention:  Chief Executive Officer
                                    1675 Broadway, Suite 2450
                                    Denver, Colorado  80202
                                    Facsimile No.:  303-825-3768

         The Investor:              -----------------------------------
                                    -----------------------------------
                                    -----------------------------------
                                    Facsimile No.:
                                                   --------------------

         Either party may change his or its respective address for purposes of this Section 9 by giving the other party Notice of the new address in the manner set forth above.

10.      MISCELLANEOUS

         (a) This Subscription Agreement may be executed in one or more counterparts all of which taken together shall constitute a single instrument.

         (b) This Subscription Agreement shall be governed and construed as binding upon the parties hereto, and their respective successors, and no other person shall have any right or obligation hereunder. This subscription shall be irrevocable, and may not be assigned by the Investor. Subject to the foregoing, this Subscription Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the Investor. There are no third party beneficiaries to this Agreement.

         (c) This Subscription Agreement constitutes the entire agreement between the Investor and the Company with respect to the subject matter of this Subscription Agreement and supersedes all prior and contemporaneous agreements between the Investor and the Company with respect to the subject matter of this Subscription Agreement.

         (d) This Subscription Agreement will be construed and enforced in accordance with and governed by the laws of the State of Colorado, except for matters arising under the 1933 Act, without reference to principles of conflicts of law. Proper venue and jurisdiction regarding any question relating to this Subscription Agreement shall be solely in the federal district, state district or county courts located in or that have jurisdiction in the City and County of Denver, Colorado. If any legal action or other proceeding is brought by one of the parties to this Subscription Agreement against the other party for the enforcement of this Subscription Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Subscription Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which the prevailing party may be entitled.


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         (e) No amendment or modification of this Subscription Agreement shall be deemed effective unless and until it has been executed in writing by the parties to this Subscription Agreement. No term or condition of this Subscription Agreement shall be deemed to have been waived, nor shall there be any estoppel to enforce any provision of this Subscription Agreement, except by a written instrument that has been executed by the party charged with such waiver or estoppel.

         (f) The headings to this Subscription Agreement are for convenience only; they form no part of this Subscription Agreement and shall not affect its interpretation.

         (g) If any portion of this Subscription Agreement shall be held to be null, void, or unenforceable the same shall not render any other portion hereof null, void, or unenforceable;

                         ------------------------------

         With such full understandings and acknowledgements, the Investor does hereby affirm the Investor's subscription to the purchase of the Shares being offered by the Company as described herein and in the Prospectus. The Investor does further acknowledge the Investor's understandings of all the terms and provisions of this Subscription Agreement and agrees to be bound by all of the terms and conditions of this Subscription Agreement.



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                                 SIGNATURE PAGE

Please complete the following:


--------------------------------------------
Date

--------------------------------------------
Printed Name of Investor

By:
   -----------------------------------------
   Signature


   ---------------------------------------
   Printed Name and Title

Investor's Tax Identification Number:
                                      -----------------------------------------




STATE OF
         -------------------------          )
                                            ) ss.
COUNTY OF                                   )
         -------------------------

         On this ____ day of _______________, 2001, before me personally appeared ___________________________, who, being duly sworn by me, acknowledged that (s)he executed the foregoing instrument in the name of said entity, that (s)he had the authority to execute the same, and that (s)he executed the same as the act and deed of said entity for the uses and purposes therein stated.

         My commission expires:
                                ------------------------------


         -------------------------                   --------------------------
         Notary Public                               Address

     This subscription is accepted by PYR Energy Corporation on this _____ day of __________, 2001.

                            PYR ENERGY CORPORATION


                             By:
                                 ----------------------------------------------
                                    Signature

                             --------------------------------------------------
                             Printed Name and Title



                             * * * * *



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